                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, John B. McCoy, Richard J. Lehmann, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 and any amendments thereto (including any post-effective amendments) relating to common stock, $0.01 par value per share (the "Common Stock"), of BANK ONE CORPORATION (the "Corporation") to be sold by certain stockholders of the Corporation and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, pursuant to resolutions adopted by the Board of Directors of the Corporation as of September 30, 1998, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     Signature                           Title
     ---------                           -----


/s/ John H. Bryan                        Director
---------------------------------
John H. Bryan


 /s/ Siegfried Buschmann                 Director
---------------------------------
Siegfried Buschmann


/s/ James S. Crown                       Director
---------------------------------
James S. Crown


/s/ Bennett Dorrance                     Director
---------------------------------
Bennett Dorrance


/s/ Dr. Maureen A. Fay, O.P.             Director
---------------------------------
Dr. Maureen A. Fay, O.P.


/s/ John R. Hall                         Director
---------------------------------
John R. Hall
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/s/ Verne G. Istock                      Director
---------------------------------
Verne G. Istock


/s/ Laban P. Jackson, Jr.                Director
---------------------------------
Laban P. Jackson, Jr.


/s/John W. Kessler                       Director
---------------------------------
John W. Kessler


/s/ Richard J. Lehmann                   Director
---------------------------------
Richard J. Lehmann


 /s/ William G. Lowrie                   Director
---------------------------------
William G. Lowrie


/s/ Richard A. Manoogian                 Director
---------------------------------
Richard A. Manoogian


/s/ William T. McCormick                 Director
---------------------------------
William T. McCormick


/s/ John B. McCoy                        Director and Principal Executive
---------------------------------
Officer
John B. McCoy


 /s/ Thomas E. Reilly, Jr.               Director
---------------------------------
Thomas E. Reilly, Jr.


/s/ John W. Rogers, Jr.                  Director
---------------------------------
John W. Rogers, Jr.


/s/ Thekla R. Shackelford                Director
---------------------------------
Thekla R. Shackelford


/s/ Alex Shumate                         Director
---------------------------------
Alex Shumate
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/s/ Frederick P. Stratton, Jr.           Director
---------------------------------
Frederick P. Stratton, Jr.


 /s/ John C. Tolleson                    Director
---------------------------------
John C. Tolleson


 /s/ David J. Vitale                     Director
---------------------------------
David J. Vitale


/s/ Robert D. Walter                     Director
---------------------------------
Robert D. Walter


/s/ William J. Roberts                   Principal Accounting Officer
---------------------------------
William J. Roberts


/s/ Robert A. Rosholt                    Principal Financial Officer
---------------------------------
Robert A. Rosholt


Dated:   October 2, 1998